UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 18, 2026

(Date of earliest event reported)

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1676 International Drive, Suite 1100, McLean, Virginia 22102
(Address of principal executive offices)
(Zip Code)

(703) 287-7400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IRDM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 26, 2026, Iridium Communications Inc., a Delaware corporation (the “Company” or “Iridium”), filed its definitive proxy statement on Schedule 14A (as such may be supplemented from time to time, the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the special meeting of Iridium’s stockholders (the “Special Meeting”) to be held in connection with transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 28, 2026, by and among Iridium, Rocket Lab Corporation, a Delaware corporation (“Parent”), Ion Merger Sub I, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub I”), and Ion Merger Sub II, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Parent (“Merger Sub II”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub I will merge with and into Iridium (the “First Merger”) with Iridium continuing as the surviving corporation and an indirect wholly owned subsidiary of Parent, and subject to certain specified conditions provided in the Merger Agreement being satisfied, immediately following the First Merger, the surviving corporation in the First Merger will merge with and into Merger Sub II, with Merger Sub II continuing as the surviving entity (the “Subsequent Merger” and together with the First Merger, the “Mergers”).

The Special Meeting is scheduled to be held on September 24, 2026, beginning at 8:30 a.m. Eastern Time. Iridium’s stockholders of record as of the close of business on August 21, 2026 will be eligible to vote at the Special Meeting. Subject to the satisfaction of the remaining conditions to closing of the Mergers under the Merger Agreement, including that Iridium’s stockholders vote to approve the Mergers at the Special Meeting, Iridium expects to complete the Mergers in mid-2027. The information contained in this Current Report on Form 8-K (this “Form 8-K”) should be read in conjunction with the Proxy Statement, which should be read in its entirety.

Litigation Relating to the Merger

As of the date of this Form 8-K, three lawsuits relating to the Mergers (collectively, the “Lawsuits”) have been filed in the Supreme Court of the State of New York, two in New York County and one in Suffolk County, respectively (Index No. 655039/2026; Index No. 655037/2026; and Index No. 626928/2026), by purported stockholders of the Company against the Company and members of the Company’s board of directors. The Lawsuits allege that, among other things, the Proxy Statement contains certain disclosure deficiencies and/or incomplete information regarding the Mergers and seek additional disclosures to remedy these purported deficiencies. The Lawsuits seek, among other relief, an order enjoining the consummation of the Merger. In addition to the Lawsuits, the Company has also received demand letters from purported stockholders of the Company (the “Demands,” and together with the Lawsuits, the “Matters”). The Demands allege similar deficiencies as those asserted in the Lawsuits and request that the Company issue corrective disclosures prior to the Special Meeting.

It is possible that additional, similar complaints may be filed, that the Lawsuits described above may be amended, or that additional demand letters will be received by the Company. If this occurs, the Company does not intend to announce the filing or receipt of each additional, similar complaint, demand letter, or any amended complaint, unless required by law.

The Company believes that the claims asserted in the Matters are without merit, that the disclosures set forth in the Proxy Statement comply with applicable law, rules and regulations and that no further disclosure beyond that already contained in the Proxy Statement is required under applicable law, rules or regulation. However, in order to moot the unmeritorious disclosure claims, to avoid nuisance, cost and distraction, and to preclude any efforts to delay the Special Meeting and the completion of the Mergers, the Company has determined to voluntarily supplement the Proxy Statement as described in this Form 8-K. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations set forth in the Matters that any additional disclosure in the Proxy Statement was or is required.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

(a)	In the section of the Proxy Statement titled “The Mergers—Summary of Evercore’s Financial Analyses—Analyses Relating to Iridium—Selected Precedent Transactions Analysis” the disclosure in the first full paragraph and the second full paragraph on page 85 is amended by replacing the paragraph with the following (new text is underlined and bold):

Based on the multiples it derived from the selected transactions and based on its professional judgment and experience, Evercore selected and applied a TEV / LTM Adjusted EBITDA multiple reference range of 10.0x to 14.0x to Iridium’s estimated LTM Adjusted OEBITDA as of June 30, 2026 of approximately $527 million, as reflected in the Iridium Forecasts and Iridium’s financial results for the second half of 2025 as reported in its public filings, to derive a range of implied enterprise values for Iridium.

Based on these ranges of implied enterprise values, Iridium’s estimated net debt as of June 30, 2026 of approximately $2,102 million and the number of fully diluted shares of Iridium Common Stock as of June 24, 2026 of approximately 110.5 million, in each case as provided by Iridium’s management, this analysis indicated a range of implied equity values per share of Iridium Common Stock of $28.69 to $47.77, compared to the closing price of Iridium Common Stock of $28.52 per share on April 1, 2026 (the last trading day prior to a report by Financial Times regarding the acquisition of Globalstar by Amazon), the closing price per share of Iridium Common Stock of $43.52 on June 26, 2026, and the implied value of the Merger Consideration of $54.00 per share of Iridium Common Stock.

(b)	In the section of the Proxy Statement titled “The Mergers—Summary of Evercore’s Financial Analyses—Analyses Relating to Iridium—Discounted Cash Flow Analysis” the disclosure in the last full paragraph on page 85 and the last paragraph beginning on page 85 is amended by replacing the paragraph with the following (new text is underlined and bold):

Evercore performed a discounted cash flow analysis of Iridium to calculate the estimated present value of the unlevered, after-tax free cash flows that Iridium was forecasted to generate during Iridium’s fiscal years 2026 through 2035 based on the Iridium Forecasts. Evercore calculated terminal values for Iridium by applying a range of perpetuity growth rates of 2.5% to 3.5%, which range was selected by Evercore based on Evercore’s professional judgment and experience, to estimate the unlevered, after-tax free cash flows that Iridium was forecasted to generate in the terminal year of approximately $584 million, based on the Iridium Forecasts.

The cash flows and terminal values, in each case, were then discounted to present value as of June 30, 2026, using discount rates ranging from 9.0% to 10.0%, representing an estimate of Iridium’s weighted average cost of capital, as estimated by Evercore based on its professional judgment and experience, and based on the application of the capital asset pricing model, which requires certain company-specific inputs, including debt to total capitalization ratio, pre-tax cost of debt, and levered and unlevered betas, as well as certain financial metrics for the United States financial markets generally, to derive a range of implied enterprise values for Iridium. Based on these ranges of implied enterprise values, Iridium’s estimated net debt as of June 30, 2026, of approximately $2,102 million, the present value of Iridium net operating losses and R&D tax credit benefits of approximately $244 million as estimated by Iridium’s management (calculated using a discount rate of 11.0%, which was based on an estimate of Iridium’s cost of equity, as estimated by Evercore based on its professional judgment and experience) and the number of fully diluted shares of Iridium Common Stock as of June 24, 2026 of approximately 110.5 million, in each case as provided to Evercore by Iridium’s management, this analysis indicated a range of implied equity values per Iridium Common Stock of $29.97 to $45.54 compared to the closing price of Iridium Common Stock of $28.52 per share on April 1, 2026 (the last trading day prior to a report by Financial Times regarding the Amazon-Globalstar Transaction), the closing price per share of Iridium Common Stock of $43.52 on June 26, 2026, and the implied value of the Merger Consideration of $54.00 per share of Iridium Common Stock.

(c)	In the section of the Proxy Statement titled “The Mergers—Summary of Evercore’s Financial Analyses—Analyses Relating to Rocket Lab—Selected Publicly Traded Companies Analysis” the disclosure in the last paragraph beginning on page 86 is amended by replacing the paragraph with the following (new text is underlined and bold):

Based on these ranges of implied enterprise values, Rocket Lab’s estimated net debt as of June 30, 2026, and the number of fully diluted shares of Rocket Lab Common Stock of approximately 662.3 million, as provided by Rocket Lab management on June 24, 2026, this analysis indicated a range of implied equity values per share of Rocket Lab Common Stock of $61.22 to $99.03, based on Rocket Lab’s estimated revenue in 2027 and $53.10 to $101.69, based on Rocket Lab’s estimated revenue in 2028, compared to the closing price per share of Rocket Lab Common Stock of $84.54 on June 26, 2026.

(d)	In the section of the Proxy Statement titled “The Mergers—Summary of Evercore’s Financial Analyses—Analyses Relating to Rocket Lab—Present Value of Future Share Price Analysis” the disclosure in the third full paragraph on page 87 is amended by replacing the paragraph with the following (new text is underlined and bold):

In calculating the implied present value of the future price per share of Rocket Lab Common Stock, Evercore first calculated ranges of implied enterprise values of Rocket Lab by multiplying Rocket Lab’s estimated LTM revenue as of the end of calendar year 2031, based on the Rocket Lab Public Forecasts by an illustrative enterprise value to LTM revenue multiple range of 20.0x to 40.0x, which range was selected based on Evercore’s professional judgment and experience, to derive an implied future enterprise value reference range for Rocket Lab. Evercore then added to this range of implied enterprise values Rocket Lab’s net cash, in each case, as based on the Rocket Lab Public Forecasts, to calculate a reference range of implied future equity values for Rocket Lab. Evercore then divided the implied future equity values of Rocket Lab by an estimate of the number of fully diluted outstanding shares of Rocket Lab Common Stock as of the end of calendar year 2031 of approximately 671 million to calculate a reference range of implied future equity values per share for Rocket Lab. Evercore then discounted the implied future equity values per share to June 30, 2026 using discount rates ranging from 15.0% to 18.0%, as estimated by Evercore based on its professional judgment and experience, and based on the application of the capital asset pricing model, which requires certain company-specific inputs, including levered and unlevered betas, as well as certain financial metrics for the United States financial markets generally, which were based on an estimate of Rocket Lab’s cost of equity, as estimated by Evercore based on its professional judgment and experience. This analysis indicated a range of implied equity values per share of Rocket Lab Common Stock of $46.23 to $102.45, compared to the closing price of Rocket Lab Common Stock of $84.54 on June 26, 2026.

(e)	In the section of the Proxy Statement titled “The Mergers—Summary of Evercore’s Financial Analyses—Other Factors—Equity Research Analyst Price Targets—Iridium” the disclosure in the last paragraph beginning on page 87 is amended by replacing the paragraph with the following (new text is underlined and bold; deletions are in bold and strikethrough text):

Evercore reviewed selected public market trading price targets for the shares of Iridium Common Stock prepared and published by equity research analysts, ~~that~~ 10 of which were publicly available as of April 1, 2026 (the last trading day prior to a report by Financial Times regarding the Amazon-Globalstar Transaction) and 11 of which were publicly available as of June 26, 2026. These price targets reflect analysts’ estimates of the future public market trading price of the shares of Iridium Common Stock at the time the price target was published. As of April 1, 2026, the range of selected equity research analyst price targets per share of Iridium Common Stock was $16.00 to $40.00. As of June 26, 2026, the range of selected equity research analyst price targets per share of Iridium Common Stock was $16.00 to $60.00, in each case compared to the closing price of Iridium Common Stock of $28.52 per share on April 1, 2026 (the last trading day prior to a report by Financial Times regarding the Amazon-Globalstar Transaction), the closing price per share of Iridium Common Stock of $43.52 on June 26, 2026, and the implied value of the Merger Consideration of $54.00 per share of Iridium Common Stock. Public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for the shares of Iridium Common Stock and these target prices and the analysts’ earnings estimates on which they were based are subject to risk and uncertainties, including factors affecting the financial performance of Iridium and future general industry and market conditions.

(f)	In the section of the Proxy Statement titled “The Mergers—Summary of Evercore’s Financial Analyses—Other Factors—Equity Research Analyst Price Targets—Rocket Lab” the disclosure in the first full paragraph beginning on page 88 is amended by replacing the paragraph with the following (new text is underlined and bold):

Evercore reviewed selected public market trading price targets for the shares of Rocket Lab Common Stock prepared and published by 13 equity research analysts that were publicly available as of June 26, 2026. These price targets reflect analysts’ estimates of the future public market trading price of the shares of Rocket Lab Common Stock at the time the price target was published. As of June 26, 2026, the range of selected equity research analyst price targets per share of Rocket Lab Common Stock was $60.00 to $150.00, compared to the closing price per share of Rocket Lab Common Stock of $84.54 on June 26, 2026. Public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for the shares of Rocket Lab Common Stock and these target prices and the analysts’ earnings estimates on which they were based are subject to risk and uncertainties, including factors affecting the financial performance of Rocket Lab and future general industry and market conditions.

Additional Information and Where to Find It

This communication is being made in respect of a proposed transaction involving Rocket Lab Corporation (“Rocket Lab”) and Iridium Communications Inc. (“Iridium”). In connection with the proposed transaction, Rocket Lab has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes the proxy statement of Iridium that also constitutes a prospectus of Rocket Lab. On August 26, 2026, the Registration Statement was declared effective, Iridium filed the definitive proxy statement, and Rocket Lab filed the final prospectus. The definitive proxy statement/final prospectus was sent to the stockholders of Iridium beginning on or about August 26, 2026, seeking their approval of certain transaction-related proposals. This communication is not a substitute for the definitive proxy statement/final prospectus or any other documents which Rocket Lab or Iridium may file with the SEC in connection with the proposed transaction.

The definitive proxy statement/final prospectus and this communication are not offers to sell any securities, are not soliciting an offer to buy any securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval.

ROCKET LAB AND IRIDIUM URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE RELATED DEFINITIVE PROXY STATEMENT/FINAL PROSPECTUS INCLUDED THEREIN AND OTHER DOCUMENTS ROCKET LAB AND IRIDIUM FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders can obtain these materials free of charge (when they become available) at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Rocket Lab (when they become available) may be obtained free of charge on Rocket Lab’s website at https://investors.rocketlabcorp.com/financial-information/sec-filings or by contacting Rocket Lab’s Investor Relations Department at investors@rocketlabusa.com. Copies of documents filed with the SEC by Iridium (when they become available) may be obtained free of charge on Iridium’s website at https://investor.iridium.com/sec-filings or by contacting Iridium’s Investor Relations Department at investor.relations@iridium.com.

Participants in the Solicitation

Robert H. Niehaus, Louis M. Alterman, Thomas C. Canfield, Matthew J. Desch, Thomas J. Fitzpatrick, L. Anthony Frazier, Suzanne E. McBride, Eric T. Olson, Kay N. Sears, Monique S. Shivanandan and Jacqueline E. Yeaney, all of whom are members of Iridium’s board of directors, and Vincent J. O’Neill, Iridium’s chief financial officer, may be considered participants in Iridium’s solicitation. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, is included in the definitive proxy statement/final prospectus filed with the SEC on August 26, 2026. Rocket Lab may also be deemed to be a participant in Iridium’s solicitation; information regarding Rocket Lab is included in the definitive proxy statement/final prospectus filed with the SEC on August 26, 2026. Copies of these documents may be obtained, free of charge, from the SEC or Iridium as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are based on Rocket Lab’s and Iridium’s current expectations, estimates and projections about the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Rocket Lab and Iridium, all of which are subject to change. In this context, forward-looking statements often address expected future events, including future business and financial performance and financial condition. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof, expectations regarding regulatory approvals, and intentions with respect to financing the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining stockholder and regulatory approvals and satisfying other conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including the receipt by Iridium of an unsolicited proposal from a third party; (iii) failure to realize the anticipated benefits of the proposed transaction on a timely basis or at all, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, the integration of the businesses of Rocket Lab and Iridium, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Rocket Lab’s and Iridium’s businesses; (iv) Rocket Lab’s and Iridium’s ability to implement their business strategies; (v) potential litigation relating to the proposed transaction that could be instituted against Rocket Lab, Iridium or their respective directors, managers, or officers, including the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction will harm Rocket Lab’s or Iridium’s businesses, including current plans and operations, or will otherwise divert management time from ongoing business operations on transaction-related issues; (vii) the ability of Rocket Lab or Iridium to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix)

fluctuations in, and uncertainty as to the long-term value of, Rocket Lab or Iridium common stock (including as relating to the risk that any announcements related to the proposed transaction could have adverse effects on the market price of such stock); (x) legislative, regulatory and economic developments affecting Rocket Lab’s and Iridium’s businesses, including actions by government agencies and third parties; (xi) general economic and market developments and conditions, potential changes to international trade relations, geopolitical conflicts and effects from global pandemics, epidemics, or other public health crises; (xii) the evolving legal, regulatory and tax regimes under which Rocket Lab and Iridium operate; (xiii) restrictions during the pendency of the proposed transaction that may impact Rocket Lab’s or Iridium’s ability to pursue certain business opportunities or strategic transactions; (xiv) unexpected costs, charges or expenses resulting from the proposed transaction; (xv) risks that any debt or other financing anticipated in connection with the proposed transaction is not obtained or that such financing cannot be obtained on the anticipated timing or terms or unexpected costs or expenses in connection therewith; and (xvi) the other risks and uncertainties, as described in the periodic reports that Rocket Lab and Iridium file with the SEC. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive proxy statement/final prospectus filed with the SEC on August 26, 2026 in connection with the proposed transaction. Neither Rocket Lab nor Iridium assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Forward-looking statements included in this communication are made as of the date of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: September 18, 2026	By:	/s/ Kathleen A. Morgan
Kathleen A. Morgan Chief Legal Officer and Corporate Secretary